UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2024

BGC Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-35591	86-3748217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
499 Park Avenue, New York, NY 10022
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	BGC	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 28, 2024, BGC Group, Inc. (the “Registrant,” “we,” “us,” “BGC Group,” “BGC,” or the “Company”) issued a press release announcing that it has updated its outlook for the quarter ending June 30, 2024. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached to this Current Report on Form 8-K are being furnished under Item 7.01 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Discussion of Forward-Looking Statements about BGC

Statements in this Current Report on Form 8-K regarding BGC that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about BGC’s business, results, financial position, liquidity and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, BGC undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

Item 8.01. Other Events.

The Board of Directors of the Company has changed the date of the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) to September 16, 2024. The exact time and place of the 2024 Annual Meeting will be specified in our Notice of 2024 Annual Meeting and related proxy statement for the 2024 Annual Meeting.

Because the date of the 2024 Annual Meeting of Stockholders has been changed by more than 30 days since the first anniversary of our 2023 Annual Meeting of Stockholders, the Board has set a new deadline for the receipt of any stockholder proposals submitted for the 2024 Annual Meeting. If a stockholder desires to present a proposal for inclusion in our proxy statement for the 2024 Annual Meeting, the proposal must be submitted in writing to us for receipt not later than July 8, 2024. Additionally, to be included in our proxy materials, proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act. Stockholders who wish to raise a proposal for consideration at the 2024 Annual Meeting, but who do not wish to submit a proposal for inclusion in our proxy materials pursuant to Rule 14a-8, should comply with our bylaws and deliver to us a copy of their proposal no later than July 8, 2024. If a stockholder fails to provide such notice, the respective proposal need not be addressed in our proxy materials and the proxies may exercise their discretionary voting authority if the proposal is raised at the 2024 Annual Meeting. In addition to satisfying the requirements of the advance notice provisions of our bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide us with the information required by Rule 14a-19(b) under the Exchange Act. In any case, proposals should be sent to BGC Group, Inc., 499 Park Avenue, 3rd Floor, New York, NY 10022, Attention: Corporate Secretary.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit Number	Description

99.1	BGC Group, Inc. press release dated June 28, 2024

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Group, Inc.

Date: June 28, 2024	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman of the Board and Chief Executive Officer
[Signature Page to Form 8-K, dated June 28, 2024, regarding updated outlook for second quarter 2024]